UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported) March 21, 2011

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Flushing Financial Corporation  (the “Company”),  the parent holding company for Flushing Savings Bank, FSB (the “Bank”), today announced that, John R. Buran, the Company’s President and Chief Executive Officer, and David W. Fry, the Company’s Executive Vice President and Chief Financial Officer, through an arrangement with Keefe, Bruyette & Woods, will make presentations to institutional investors on March 23rd and 24th in Charlotte, North Carolina, Atlanta, Georgia and Orlando, Florida.

Item 9.01(d) Exhibits

99.1 Press release of Flushing Financial Corporation, dated March 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: March 22, 2011	By:	/s/ David W. Fry
David W. Fry
	Title:	Executive Vice President
and Chief Financial Officer